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                                                                    EXHIBIT 23.0






                         CONSENT OF INDEPENDENT AUDITORS


We hereby consent to the publication of our report dated May 14, 1999 on the financial statements on form 10-SB of Can-Cal Resources, Ltd. for the year ended December 31, 1998.

MURPHY, BENNINGTON & CO.


/s/ Murphy, Bennington & Co.

June 28, 1999


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